UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Mathematically-driven investment strategy that seeks to
generate excess risk-adjusted returns

Semi-Annual Report

June 30, 2011

Nuveen Core Equity
Alpha Fund

JCE

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Distribution and Share Price Information	8

Performance Overview	10

Portfolio of Investments	12

Statement of Assets & Liabilities	21

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	26

Annual Investment Management Agreement Approval Process	35

Reinvest Automatically Easily and Conveniently	43

Glossary of Terms Used in this Report	45

Other Useful Information	46

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Nuveen Core Equity Alpha Fund (JCE) is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. INTECH's Co-Chief Investment Officers, Dr. E. Robert Fernholz, and Dr. Adrian Banner lead the portfolio management team that also includes Joseph Runnels, CFA.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC. Keith Hembre, CFA, David Friar and James Colon, CFA, oversee this program.

Here Dr. Fernholz and the other INTECH team members, along with the Nuveen Asset Management team, talk about their management strategies and the performance of the Fund for the six-month period ended June 30, 2011.

Over this period, what key strategies were used to manage the Fund?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from among the stocks comprising the S&P 500 Index, using a proprietary mathematical process designed by INTECH, and also employs innovative risk reduction techniques. Typically, the Fund's equity portfolio will hold 150 – 450 stocks included in the S&P 500 Index.

The Fund also employs an option strategy that seeks to enhance the Fund's risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500 Index. Under normal circumstances, the Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio.

The goal of the Fund's equity portfolio is to produce long-term returns in excess of the S&P 500 Index with an equal or lesser amount of risk. The continued market uncertainty during this period reconfirmed the importance of disciplined risk management, which is at the heart of INTECH's investment process. The firm's core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500 Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error vis a vis the S&P 500 Index during periods of short-term market instability.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500 Index. INTECH's investment process focuses solely on relative volatility and correlation. Specifically, the

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns are from 3/27/07.

1  The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

2  JCE's Customized Benchmark is a blend of returns consisting of 1) 50% of the S&P 500 Index and 2) 50% of the CBOE S&P 500 BuyWrite Index (BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500 Index (SPX) call option against the S&P 500 Index portfolio each month, on the day the current contract expires. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

process searches for stocks with high relative volatility and low correlation, attempting to combine stocks in a manner that outperforms the benchmark. The actual positioning of the portfolio—from a sector and stock specific standpoint—is a residual of the process and the rationale for over and underweighted positions is a function of the stocks' relative volatility and correlation characteristics in aggregate.

Because INTECH's process does not forecast the direction of stock prices, equity holdings that are overweighted or underweighted relative to the index are expected to beat the benchmark in approximately equal proportions over time. While INTECH does not employ fundamental analysis in the management of the equity portfolio, fundamentals can have a significant impact on the general direction of the market. As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined and precise manner in an effort to maintain a more efficient portfolio than the S&P 500 Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help long-term performance.

As previously mentioned, the Fund employs an option strategy that seeks to enhance its risk-adjusted returns over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500 Index. During this period, the Fund wrote call options on a basket of stocks in an effort to enhance returns while foregoing some upside potential.

During this period, the Fund also entered into equity index futures to gain equity market exposure where the portfolio holds cash.

How did the Fund perform over this six-month period?

The performance of JCE, as well as a widely followed equity index and a customized benchmark, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 6/30/11

	6-Month	1-Year	Since Inception**
JCE	9.05%	33.80%	2.87%
S&P 500 Index[1]	6.02%	30.69%	0.17%
Customized Benchmark[2]	4.22%	25.11%	0.41%

For the six-month period ended June 30, 2011, the Fund outperformed both the S&P 500 Index and its customized benchmark.

INTECH's relative performance is typically impacted by the market's relative volatility structure and size (market diversity). In 2011, the U.S. stock market continued to exhibit more normal stability in terms of relative volatility, which was beneficial to INTECH's investment process.

Size (market diversity) is a measure of how broadly or narrowly capital is distributed among stocks in a market or an index. When capital is being distributed broadly across many stocks, smaller cap stocks will tend to outperform. Conversely, if diversity is becoming low, meaning capital is generally flowing into the largest stocks in a market or

Nuveen Investments

index, those larger stocks will tend to outperform. The relationship between the market-cap size of stocks (small vs. large) affects the relative performance of many managers. Changes in diversity can act as a short-term headwind or tailwind to INTECH's volatility-capture process, but typically has a neutral impact on relative performance over the long term. An upward trend in diversity, generally resulting in smaller cap stocks outperforming larger cap stocks, occurred over the last six months, which was one of the factors contributing to the Fund's relative outperformance.

While our historical analysis has shown that interim fundamental factors do not show persistent negative or positive contributions over time, they will have an impact on shorter-term performance. Accordingly, stock selection among the consumer discretionary and health care sectors as well as an underweight allocation to the financials sector contributed to the Fund's relative gains. However, stock selection within the energy sector and an overweight allocation to the information technology sector versus the S&P 500 Index modestly detracted from relative performance in the six-month period.

The Fund's option strategy, which is designed to generate incremental cash flow and reduce the Fund's overall risk profile, contributed modestly to performance while reducing volatility within the portfolio.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risks. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Investment Process Risk. INTECH uses a proprietary mathematical process that strives to identify common stocks with high volatility relative to the index and low correlation to one another. The use of this process may not produce the expected results.

Nuveen Investments

Distribution and
Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distribution to shareholders. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

Nuveen Investments

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's distributions and total return performance for the six months ended June 30, 2011. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/11	JCE
Inception date	3/27/07
Six months ended June 30, 2011:
Per share distribution:
From net investment income	$0.04
From realized capital gains	0.50
Return of capital	0.00
Total per share distribution	$0.54
Annualized distribution rate on NAV	7.83%
Average annual total returns:
Six-Month (Cumulative) on NAV	9.05%
1-Year on NAV	33.80%
Since inception on NAV	2.87%

Share Repurchases and Share Price Information

As of June 30, 2011, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares Repurchased and Retired	% of Outstanding Shares
444,800	2.8%

During the six-month reporting period, the Fund did not repurchase and retire any of its outstanding shares.

As of June 30, 2011, the Fund was trading at a -2.91% discount to its common share NAV, compared with an average discount of -5.02% for the entire six-month period.

Nuveen Investments

Fund Snapshot

Share Price	$14.35
Net Asset Value (NAV)	$14.78
Premium/(Discount) to NAV	-2.91%
Current Distribution Rate[1]	7.53%
Net Assets ($000)	$236,813

Average Annual Total Return

(Inception 3/27/07)

	On Share Price	On NAV
6-Month (Cumulative)	13.55%	9.05%
1-Year	34.78%	33.80%
Since Inception	2.04%	2.87%

Portfolio Composition

(as a % of total investments)2, 3

Oil, Gas, & Consumable Fuels	7.7%
Machinery	5.6%
Health Care Providers & Services	5.4%
Computers & Peripherals	5.1%
Food Products	4.7%
Media	4.6%
Specialty Retail	4.2%
IT Services	4.0%
Energy Equipment & Services	3.0%
Hotels, Restaurants & Leisure	2.8%
Internet Software & Services	2.7%
Health Care Equipment & Supplies	2.5%
Internet & Catalog Retail	2.5%
Aerospace & Defense	2.3%
Chemicals	2.2%
Tobacco	2.1%
Multi-Utilities	2.1%
Real Estate Investment Trust	2.0%
Insurance	1.8%
Semiconductors & Equipment	1.8%
Wireless Telecommunication Services	1.7%
Diversified Financial Services	1.7%
Electrical Equipment	1.7%
Diversified Telecommunication Services	1.7%
Capital Markets	1.6%
Short Term-Investments	3.0%
Other	19.5%

JCE

Performance

OVERVIEW

Nuveen Core Equity Alpha Fund

  June 30, 2011

Portfolio Allocation (as a % of total investments)2, 3

2009-2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings are subject to change.

Nuveen Investments

JCE

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

JCE
Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	14,691,648
Withhold	468,317
Total	15,159,965
David J. Kundert
For	14,686,684
Withhold	473,281
Total	15,159,965
Terence J. Toth
For	14,683,235
Withhold	476,730
Total	15,159,965

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund

Portfolio of INVESTMENTS

  June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 98.5%
	Aerospace & Defense – 2.3%
7,500	Honeywell International Inc.	$446,925
2,300	ITT Industries, Inc.	135,539
2,200	L-3 Communications Holdings, Inc.	192,390
2,700	Lockheed Martin Corporation	218,619
27,100	Northrop Grumman Corporation	1,879,385
8,800	Precision Castparts Corporation	1,448,920
5,100	Raytheon Company	254,235
6,900	Rockwell Collins, Inc.	425,661
6,100	United Technologies Corporation	539,911
	Total Aerospace & Defense	5,541,585
	Air Freight & Logistics – 1.6%
21,700	C.H. Robinson Worldwide, Inc.	1,710,828
13,600	Expeditors International of Washington, Inc.	696,184
15,300	FedEx Corporation	1,451,205
	Total Air Freight & Logistics	3,858,217
	Auto Components – 0.0%
2,300	Johnson Controls, Inc.	95,818
	Automobiles – 0.6%
70,400	Ford Motor Company, (2)	970,816
13,100	Harley-Davidson, Inc.	536,707
	Total Automobiles	1,507,523
	Beverages – 0.9%
4,700	Brown-Forman Corporation	351,043
21,300	Coca Cola Enterprises Inc.	621,534
4,400	Coca-Cola Company	296,076
1,700	Constellation Brands, Inc., Class A, (2)	35,394
18,200	Dr. Pepper Snapple Group	763,126
	Total Beverages	2,067,173
	Biotechnology – 0.2%
3,300	Biogen Idec Inc., (2)	352,836
4,900	Gilead Sciences, Inc., (2)	202,909
	Total Biotechnology	555,745
	Building Products – 0.0%
4,100	Masco Corporation	49,323
	Capital Markets – 1.7%
28,200	Ameriprise Financial, Inc.	1,626,576
1,000	BlackRock Inc.	191,810
9,400	Franklin Resources, Inc.	1,234,126
1,300	Goldman Sachs Group, Inc.	173,017
3,200	Morgan Stanley	73,632

Nuveen Investments

Shares	Description (1)	Value
	Capital Markets (continued)
1,100	Northern Trust Corporation	$50,556
10,200	T. Rowe Price Group Inc.	615,468
	Total Capital Markets	3,965,185
	Chemicals – 2.2%
3,800	Air Products & Chemicals Inc.	363,204
37,700	E.I. Du Pont de Nemours and Company	2,037,685
15,800	Eastman Chemical Company	1,612,706
1,700	PPG Industries, Inc.	154,343
1,600	Praxair, Inc.	173,424
10,700	Sherwin-Williams Company	897,409
500	Sigma-Aldrich Corporation	36,690
	Total Chemicals	5,275,461
	Commercial Banks – 0.9%
3,800	BB&T Corporation	101,992
9,200	Comerica Incorporated	318,044
26,100	Fifth Third Bancorp.	332,775
8,000	KeyCorp.	66,640
3,600	M&T Bank Corporation	316,620
14,600	Marshall and Ilsley Corporation	116,362
11,500	U.S. Bancorp	293,365
8,950	Wells Fargo & Company	251,137
16,300	Zions Bancorporation	391,363
	Total Commercial Banks	2,188,298
	Commercial Services & Supplies – 0.8%
19,100	Iron Mountain Inc.	651,119
9,500	Stericycle Inc., (2)	846,640
8,000	Waste Management, Inc.	298,160
	Total Commercial Services & Supplies	1,795,919
	Communications Equipment – 1.4%
4,900	JDS Uniphase Corporation, (2)	81,634
9,600	Juniper Networks Inc., (2)	302,400
15,425	Motorola Mobility Holdings Inc.	339,967
13,928	Motorola Solutions Inc.	641,245
33,900	QUALCOMM, Inc.	1,925,181
	Total Communications Equipment	3,290,427
	Computers & Peripherals – 5.2%
34,200	Apple, Inc., (2)	11,479,914
5,200	EMC Corporation, (2)	143,260
11,300	Network Appliance Inc., (2)	596,414
	Total Computers & Peripherals	12,219,588
	Construction & Engineering – 0.1%
5,400	Fluor Corporation	349,164
	Consumer Finance – 0.5%
7,900	Capital One Financial Corporation	408,193
25,600	Discover Financial Services	684,800
	Total Consumer Finance	1,092,993
	Containers & Packaging – 0.2%
12,800	Ball Corporation	492,288

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Diversified Consumer Services – 0.3%
2,500	Apollo Group, Inc., (2)	$109,200
2,100	Devry, Inc.	124,173
25,900	H & R Block Inc.	415,436
	Total Diversified Consumer Services	648,809
	Diversified Financial Services – 1.7%
6,440	Citigroup Inc.	268,162
10,205	JP Morgan Chase & Co.	417,793
57,200	Leucadia National Corporation, (2)	1,950,520
9,300	Moody's Corporation	356,655
14,700	Nasdaq Stock Market, Inc., (2)	371,910
20,900	New York Stock Exchange Euronext	716,243
	Total Diversified Financial Services	4,081,283
	Diversified Telecommunication Services – 1.7%
8,500	AT&T Inc.	266,985
63,570	CenturyLink Inc.	2,570,135
9,000	Frontier Communications Corporation	72,630
4,100	Verizon Communications Inc.	152,643
71,400	Windstream Corporation	925,344
	Total Diversified Telecommunication Services	3,987,737
	Electric Utilities – 1.2%
14,800	Duke Energy Corporation	278,684
8,100	FirstEnergy Corp.	357,615
17,200	Northeast Utilities	604,924
8,300	Pepco Holdings, Inc.	162,929
12,700	Pinnacle West Capital Corporation	566,166
20,300	Progress Energy, Inc.	974,603
	Total Electric Utilities	2,944,921
	Electrical Equipment – 1.7%
12,200	Emerson Electric Company	686,250
34,500	Rockwell Automation, Inc.	2,993,220
3,800	Roper Industries Inc.	316,540
	Total Electrical Equipment	3,996,010
	Energy Equipment & Services – 3.1%
9,800	Baker Hughes Incorporated	711,088
4,900	Cooper Cameron Corporation, (2)	246,421
5,300	FMC Technologies Inc., (2)	237,387
2,600	Halliburton Company	132,600
10,200	Helmerich & Payne Inc.	674,424
2,600	Nabors Industries Inc., (2)	64,064
38,500	National-Oilwell Varco Inc.	3,011,085
4,800	Noble Corporation	189,168
1,800	Rowan Companies Inc., (2)	69,858
22,642	Schlumberger Limited	1,956,269
	Total Energy Equipment & Services	7,292,364
	Food & Staples Retailing – 1.2%
4,200	Costco Wholesale Corporation	341,208
8,900	CVS Caremark Corporation	334,462
16,200	Kroger Co.	401,760
35,900	Walgreen Co.	1,524,314
4,000	Whole Foods Market, Inc., (2)	253,800
	Total Food & Staples Retailing	2,855,544

Nuveen Investments

Shares	Description (1)	Value
	Food Products – 4.8%
1,600	Archer-Daniels-Midland Company	$48,240
4,100	ConAgra Foods, Inc.	105,821
19,500	Dean Foods Company, (2)	239,265
60,300	General Mills, Inc.	2,244,366
3,500	H.J. Heinz Company	186,480
6,300	Hershey Foods Corporation	358,155
20,000	Hormel Foods Corporation	596,200
31,200	JM Smucker Company	2,384,928
13,100	Kellogg Company	724,692
6,100	Kraft Foods Inc.	214,903
7,300	McCormick & Company, Incorporated	361,861
6,800	Mead Johnson Nutrition Company, Class A Shares	459,340
168,900	Sara Lee Corporation	3,207,411
7,200	Tyson Foods, Inc., Class A	139,824
	Total Food Products	11,271,486
	Gas Utilities – 1.3%
3,400	Nicor Inc.	186,116
39,600	ONEOK, Inc.	2,930,796
	Total Gas Utilities	3,116,912
	Health Care Equipment & Supplies – 2.5%
1,100	Baxter International, Inc.	65,659
1,400	Becton, Dickinson and Company	120,638
800	C. R. Bard, Inc.	87,888
17,200	CareFusion Corporation, (2)	467,324
13,400	Covidien PLC	713,282
3,400	DENTSPLY International Inc.	129,472
6,800	Edwards Lifesciences Corporation, (2)	592,824
1,300	Intuitive Surgical, Inc., (2)	483,743
11,700	Saint Jude Medical Inc., (2)	557,856
25,400	Stryker Corporation	1,490,726
15,000	Varian Medical Systems, Inc., (2)	1,050,300
3,700	Zimmer Holdings, Inc., (2)	233,840
	Total Health Care Equipment & Supplies	5,993,552
	Health Care Providers & Services – 5.5%
1,100	Aetna Inc.	48,499
116,900	AmerisourceBergen Corporation	4,839,660
78,500	Cardinal Health, Inc.	3,565,470
43,800	Coventry Health Care, Inc., (2)	1,597,386
4,600	Humana Inc., (2)	370,484
1,600	Laboratory Corporation of America Holdings, (2)	154,864
21,000	McKesson HBOC Inc.	1,756,650
4,300	Patterson Companies, Inc.	141,427
2,100	Quest Diagnostics Incorporated	124,110
35,800	Tenet Healthcare Corporation, (2)	223,392
5,000	UnitedHealth Group Incorporated	257,900
	Total Health Care Providers & Services	13,079,842
	Health Care Technology – 0.1%
3,800	Cerner Corporation, (2)	232,218
	Hotels Restaurants & Leisure – 2.8%
1,500	Carnival Corporation, ADR	56,445
400	Chipotle Mexican Grill, (2)	123,276
13,900	Darden Restaurants, Inc.	691,664
2,100	Marriott International, Inc., Class A	74,529

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
88,200	Starbucks Corporation	$3,483,018
40,900	YUM! Brands, Inc.	2,259,316
	Total Hotels, Restaurants & Leisure	6,688,248
	Household Durables – 0.7%
23,700	Fortune Brands Inc.	1,511,349
5,600	Lennar Corporation, Class A	101,640
5,800	Newell Rubbermaid Inc.	91,524
	Total Household Durables	1,704,513
	Household Products – 0.1%
700	Clorox Company	47,208
2,600	Kimberly-Clark Corporation	173,056
	Total Household Products	220,264
	Independent Power Producers & Energy Traders – 0.1%
4,700	Constellation Energy Group	178,412
	Industrial Conglomerates – 0.4%
27,500	General Electric Company	518,650
9,200	Tyco International Ltd.	454,756
	Total Industrial Conglomerates	973,406
	Insurance – 1.9%
3,700	Ace Limited	243,534
6,700	Allstate Corporation	204,551
6,100	American International Group, (2)	178,852
18,800	Aon Corporation	964,440
4,100	Chubb Corporation	256,701
6,500	Cincinnati Financial Corporation	189,670
1,900	Loews Corporation	79,971
8,900	Marsh & McLennan Companies, Inc.	277,591
4,100	Principal Financial Group, Inc.	124,722
35,800	Progressive Corporation	765,404
1,300	Torchmark Corporation	83,382
15,000	Travelers Companies, Inc.	875,700
6,200	Unum Group	157,976
	Total Insurance	4,402,494
	Internet & Catalog Retail – 2.5%
10,400	Amazon.com, Inc., (2)	2,126,696
7,400	Priceline.com Incorporated, (2)	3,788,282
	Total Internet & Catalog Retail	5,914,978
	Internet Software & Services – 2.8%
56,000	eBay Inc., (2)	1,807,120
9,100	Google Inc., Class A, (2)	4,608,058
3,900	VeriSign, Inc., (2)	130,494
	Total Internet Software & Services	6,545,672
	IT Services – 4.1%
1,300	Automatic Data Processing, Inc.	68,484
84,700	Cognizant Technology Solutions Corporation, Class A, (2)	6,211,898
5,400	Fidelity National Information Services	166,266
800	Fiserv, Inc., (2)	50,104
12,100	International Business Machines Corporation (IBM)	2,075,755
14,400	Paychex, Inc.	442,368

Nuveen Investments

Shares	Description (1)	Value
	IT Services (continued)
5,100	Teradata Corporation, (2)	$307,020
8,900	Total System Services Inc.	165,362
5,900	Western Union Company	118,177
	Total IT Services	9,605,434
	Leisure Equipment & Products – 0.3%
14,100	Hasbro, Inc.	619,413
	Life Sciences Tools & Services – 0.9%
41,400	Agilent Technologies, Inc., (2)	2,115,954
	Machinery – 5.7%
27,300	Caterpillar Inc.	2,906,358
17,700	Deere & Company	1,459,365
54,800	Eaton Corporation	2,819,460
11,100	Pall Corporation	624,153
15,600	Parker Hannifin Corporation	1,399,944
6,000	Snap-on Incorporated	374,880
53,987	Stanley Black & Decker Inc.	3,889,763
	Total Machinery	13,473,923
	Media – 4.6%
43,300	Cablevision Systems Corporation	1,567,893
20,400	CBS Corporation, Class B	581,196
22,100	Comcast Corporation, Class A	560,014
120,900	DIRECTV Group, Inc., (2)	6,144,138
4,400	McGraw-Hill Companies, Inc.	184,404
2,700	Omnicom Group, Inc.	130,032
4,900	Time Warner Cable, Class A	382,396
7,200	Time Warner Inc.	261,864
7,400	Viacom Inc., Class B	377,400
6,800	Walt Disney Company	265,472
1,300	Washington Post Company	544,635
	Total Media	10,999,444
	Metals & Mining – 0.1%
21,100	Alcoa Inc.	334,646
	Multiline Retail – 0.8%
10,400	Big Lots, Inc., (2)	344,760
19,400	Family Dollar Stores, Inc.	1,019,664
6,200	J.C. Penney Company, Inc.	214,148
1,200	Kohl's Corporation, (2)	60,012
7,000	Macy's, Inc.	204,680
	Total Multiline Retail	1,843,264
	Multi-Utilities – 2.1%
41,600	CenterPoint Energy, Inc.	804,960
38,900	CMS Energy Corporation	765,941
8,300	Consolidated Edison, Inc.	441,892
7,000	Dominion Resources, Inc.	337,890
1,700	DTE Energy Company	85,034
71,200	NiSource Inc.	1,441,800
18,700	TECO Energy, Inc.	353,243
22,800	Wisconsin Energy Corporation	714,780
	Total Multi-Utilities	4,945,540

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Oil, Gas, & Consumable Fuels – 7.8%
6,970	Alpha Natural Resources Inc., (2)	$316,717
6,800	Cabot Oil & Gas Corporation	450,908
64,300	Chesapeake Energy Corporation	1,909,067
18,200	Chevron Corporation	1,871,688
10,100	ConocoPhillips	759,419
6,400	CONSOL Energy Inc.	310,272
13,100	Devon Energy Corporation	1,032,411
25,800	El Paso Corporation	521,160
2,000	EQT Corporation	105,040
33,500	Exxon Mobil Corporation	2,726,230
17,900	Hess Corporation	1,338,204
28,300	Marathon Oil Corporation	1,490,844
10,000	Murphy Oil Corporation	656,600
28,700	Pioneer Natural Resources Company	2,570,659
1,100	QEP Resources Inc., (2)	46,013
1,400	Southwestern Energy Company, (2)	60,032
4,900	Sunoco, Inc.	204,379
11,900	Tesoro Corporation	272,629
9,100	Valero Energy Corporation	232,687
55,400	Williams Companies, Inc.	1,675,850
	Total Oil, Gas, & Consumable Fuels	18,550,809
	Paper & Forest Products – 0.0%
2,700	MeadWestvaco Corporation	89,937
	Personal Products – 1.3%
29,900	Estee Lauder Companies Inc., Class A	3,145,181
	Pharmaceuticals – 0.5%
3,700	Allergan, Inc.	308,025
18,032	Merck & Company Inc.	636,349
4,300	Mylan Laboratories Inc., (2)	106,081
11,500	Pfizer Inc.	236,900
	Total Pharmaceuticals	1,287,355
	Professional Services – 0.0%
2,200	Robert Half International Inc.	59,466
	Real Estate Investment Trust – 2.1%
4,400	AvalonBay Communities, Inc.	564,960
13,300	Equity Residential	798,000
5,000	Health Care REIT, Inc.	262,150
6,800	Public Storage, Inc.	775,268
3,400	Ventas Inc.	179,214
106,900	Weyerhaeuser Company	2,336,834
	Total Real Estate Investment Trust	4,916,426
	Real Estate Management & Development – 0.3%
24,300	CB Richard Ellis Group, Inc., Class A, (2)	610,173
	Road & Rail – 0.2%
16,500	CSX Corporation	432,630
	Semiconductors & Equipment – 1.8%
8,800	Altera Corporation	407,880
600	Analog Devices, Inc.	23,484
17,400	Applied Materials, Inc.	226,374
7,300	KLA-Tencor Corporation	295,504
9,500	National Semiconductor Corporation	233,795

Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
5,100	Novellus Systems, Inc., (2)	$184,314
36,000	NVIDIA Corporation, (2)	573,660
8,000	Teradyne Inc., (2)	118,400
69,800	Texas Instruments Incorporated	2,291,534
	Total Semiconductors & Equipment	4,354,945
	Software – 1.6%
1,700	Adobe Systems Incorporated, (2)	53,465
5,100	BMC Software, Inc., (2)	278,970
38,000	Compuware Corporation, (2)	370,880
27,400	Intuit, Inc., (2)	1,420,964
24,300	Microsoft Corporation	631,800
15,300	Oracle Corporation	503,523
3,100	Red Hat, Inc., (2)	142,290
2,300	Salesforce.com, Inc., (2)	342,654
	Total Software	3,744,546
	Specialty Retail – 4.3%
800	Abercrombie & Fitch Co., Class A	53,536
8,100	AutoNation Inc., (2)	296,541
5,100	AutoZone, Inc., (2)	1,503,735
17,300	CarMax, Inc., (2)	572,111
5,500	GameStop Corporation, (2)	146,685
5,000	Gap, Inc.	90,500
20,600	Home Depot, Inc.	746,132
23,000	Limited Brands, Inc.	884,350
2,500	Lowe's Companies, Inc.	58,275
2,700	O'Reilly Automotive Inc.	176,877
4,600	Ross Stores, Inc.	368,552
2,000	Staples, Inc.	31,600
5,200	Tiffany & Co.	408,304
87,900	TJX Companies, Inc.	4,617,387
6,300	Urban Outfitters, Inc., (2)	177,345
	Total Specialty Retail	10,131,930
	Textiles, Apparel & Luxury Goods – 0.8%
18,100	Coach, Inc.	1,157,133
1,700	Nike, Inc., Class B	152,966
3,600	Polo Ralph Lauren Corporation	477,396
	Total Textiles, Apparel & Luxury Goods	1,787,495
	Tobacco – 2.1%
50,600	Altria Group, Inc.	1,336,346
14,400	Philip Morris International	961,488
72,000	Reynolds American Inc.	2,667,600
	Total Tobacco	4,965,434
	Trading Companies & Distributors – 0.3%
14,200	Fastenal Company	511,058
1,100	W.W. Grainger, Inc.	169,015
	Total Trading Companies & Distributors	680,073
	Wireless Telecommunication Services – 1.8%
74,300	American Tower Corporation, (2)	3,888,119
45,600	Sprint Nextel Corporation, (2)	245,784
	Total Wireless Telecommunication Services	4,133,903
	Total Common Stocks (cost $188,282,267)	233,301,293

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Short-Term Investments – 3.1%
	U.S. Government and Agency Obligations – 0.8%
$2,000	U.S. Treasury Bills, (4)	0.000%	10/20/11	AAA	$1,999,784
	Repurchase Agreements – 2.3%
5,272	Repurchase Agreement with State Street Bank, dated 6/30/11, repurchase price 5,272,169, collateralized by $5,345,000 U.S. Treasury Notes, 1.750%, 5/31/16 value $5,381,688	0.010%	7/01/11	N/A	5,272,168
7,272	Total Short-Term Investments (cost $7,271,490)				7,271,952
	Total Investments (cost $195,553,757) – 101.6%				240,573,245
	Other Assets Less Liabilities – (1.6)% (5)				(3,760,600)
	Net Assets – 100%				$236,812,645

Investment in Derivatives

Call Options Written outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount (6)	Expiration Date	Strike Price	Value
	Call Options Written
(508,240)	Custom Basket 1 NASDAQ	$(50,823,965)	8/11/11	$103.0	$(233,790)
(475,254)	Custom Basket 3 NASDAQ	(47,525,411)	7/14/11	103.0	(126,608)
(983,494)	Total Call Options Written (premiums received $509,437)	$(98,349,376)			$(360,398)

Future Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at June 30, 2011	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	125	9/11	$8,221,875	$346,813

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard and Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Rating below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by $100.

  N/A  Not Applicable.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2011 (Unaudited)

Assets
Investments, at value (cost $195,553,757)	$240,573,245
Receivables:
Dividends	273,127
Investments sold	233,790
Variation margin on futures contracts	70,000
Other assets	16,917
Total assets	241,167,079
Liabilities
Call options written, at value (premiums received $509,438)	360,398
Dividends payable	3,704,503
Accrued expenses:
Management fees	176,825
Other	112,708
Total liabilities	4,354,434
Net assets	$236,812,645
Shares outstanding	16,026,686
Net asset value per share outstanding	$14.78
Net assets consist of:
Shares, $.01 par value per share	$160,267
Paid-in surplus	237,006,823
Undistributed (Over-distribution of) net investment income	(8,093,550)
Accumulated net realized gain (loss)	(37,776,236)
Net unrealized appreciation (depreciation)	45,515,341
Net assets	$236,812,645
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends	$1,842,927
Interest	2,289
Total investment income	1,845,216
Expenses
Management fees	1,083,284
Shareholders' servicing agent fees and expenses	146
Custodian's fees and expenses	79,311
Trustees' fees and expenses	3,349
Professional fees	14,907
Shareholders' reports — printing and mailing expenses	44,154
Stock exchange listing fees	4,422
Investor relations expense	23,092
Other expenses	21,044
Total expenses before custodian fee credit	1,273,709
Custodian fee credit	(12)
Net expenses	1,273,697
Net investment income (loss)	571,519
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	12,267,178
Call options written	1,157,800
Futures contracts	212,875
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,489,012
Call options written	341,395
Futures contracts	240,625
Net realized and unrealized gain (loss)	19,708,885
Net increase (decrease) in net assets from operations	$20,280,404

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended 6/30/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$571,519	$1,545,228
Net realized gain (loss) from:
Investments	12,267,178	13,727,824
Call options written	1,157,800	(455,413)
Futures contracts	212,875	1,056,375
Change in net unrealized appreciation (depreciation) of:
Investments	5,489,012	16,130,477
Call options written	341,395	(427,493)
Futures contracts	240,625	(52,187)
Net increase (decrease) in net assets from operations	20,280,404	31,524,811
Distributions to Shareholders
From and in excess of net investment income	(8,654,410)	—
From net investment income	—	(14,715,856)
Return of capital	—	(2,915,487)
Decrease in net assets from distributions to shareholders	(8,654,410)	(17,631,343)
Capital Share Transactions
Shares repurchased and retired	—	(73,692)
Net increase (decrease) in net assets from capital share transactions	—	(73,692)
Net increase (decrease) in net assets	11,625,994	13,819,776
Net assets at the beginning of period	225,186,651	211,366,875
Net assets at the end of period	$236,812,645	$225,186,651
Undistributed (Over-distribution of) net investment income at the end of period	$(8,093,550)	$(10,659)

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions					Discount
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Return of Capital	Total	from Shares Repurchased and Retired
Year Ended 12/31:
2011	(e)	$14.05	$.04	$1.23	1.27	$(.54	)***	$—	$—	$(.54)	$—
2010		13.18	.10	1.87	1.97	(.92)		—	(.18)	(1.10)	—	*
2009		11.74	.14	2.40	2.54	(.15)		—	(.95)	(1.10)	.02
2008		18.72	.16	(5.64)	(5.48)	(.16)		—	(1.34)	(1.50)	.01
2007	(d)	19.10	.15	.81	0.96	(.14)		—	(1.16)	(1.30)	—	*

Nuveen Investments

								Ratios/Supplemental Data
						Total Returns			Ratios to Average Net Assets(c)
		Offering Costs		Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate
Year Ended 12/31:
2011	(e)	$—		$14.78	$14.35	13.55%	9.05%	$236,813	1.09	%**	.49	%**	40%
2010		—		14.05	13.12	17.25	15.82	225,187	1.11		.73		131
2009		—	*	13.18	12.21	41.27	23.16	211,367	1.15		1.20		112
2008		—	*	11.74	9.61	(34.06)	(30.84)	191,180	1.11		1.04		51
2007	(d)	(0.04)		18.72	16.35	(12.08)	4.84	307,877	1.07	**	1.03	**	73

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(d)  For the period March 27, 2007 (commencement of operations) through December 31, 2007.

(e)  For six months ended June 30, 2011.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2011.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Core Equity Alpha Fund (the "Fund") is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JCE." The Fund was organized as a Massachusetts business trust on January 9, 2007.

Effective January 1, 2011, the Funds' adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser"). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities and to serve as one of the Fund's sub-advisers.

The Fund's investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500 Index, using a proprietary mathematical process designed by the Fund's sub-adviser INTECH Investment Management, LLC ("INTECH") to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund's equity portfolio will hold 150-450 stocks included in the S&P 500 Index. The Fund will also employ an option strategy that seeks to enhance the Fund's risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500 Index. The Fund expects to write custom basket call options with a notional value of up to 50% of the value of the equity portfolio. Nuveen Asset Management, LLC is responsible for the Fund's call option strategy and overseeing the Fund's investments in futures contracts.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3, depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for

Nuveen Investments

which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2010, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2011, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2011, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2011, reflect an over-distribution of net investment income.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency," when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," when applicable.

Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which are recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2011, the Fund entered into equity index futures to gain equity market exposure where the portfolio holds cash.

The average number of futures contracts outstanding during the six months ended June 30, 2011, was 125. The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each

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fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, primarily on custom baskets of securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Asset and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statements of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During six months ended June 30, 2011, the Fund wrote call options on a basket of stocks, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential.

The average notional amount of call options written during the six months ended June 30, 2011, was ($98,504,388). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$233,301,293	$—	$—	$233,301,293
Short-Term Investments	—	7,271,952	—	7,271,952
Derivatives:
Call Options Written	—	(360,398)	—	(360,398)
Futures Contracts*	346,813	—	—	346,813
Total	$233,648,106	$6,911,554	$—	$240,559,660

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

During the six months ended June 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

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The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Futures contracts	Receivable for variation margin on futures contracts*	$346,813	—	$—
Equity Price	Options	—	—	Call options written, at value	360,398
Total			$346,813		$360,398

*  Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$1,157,800
Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Equity Price	$212,875
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$341,395
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Equity Price	$240,625

4. Fund Shares

Transactions in shares were as follows:

	Six Months Ended 6/30/11	Year Ended 12/31/10
Shares repurchased and retired	—	(7,100)
Weighted average:
Price per share repurchased and retired	$—	$10.36
Discount per share repurchased and retired	—	23.38%

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended June 30, 2011, aggregated $94,139,713 and $99,304,390, respectively.

Transactions in call options written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	1,004,739	$788,274
Call options written	4,494,886	2,622,161
Call options terminated in closing purchase transactions	(2,023,113)	(1,570,631)
Call options expired	(2,493,018)	(1,330,366)
Outstanding, end of period	983,494	$509,438

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts. To the extent that differences arise that are

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$196,009,795
Gross unrealized:
Appreciation	$46,584,536
Depreciation	(2,021,086)
Net unrealized appreciation (depreciation) of investments	$44,563,450

Permanent differences, primarily due to REIT adjustments, return of capital distributions and tax basis earnings and profit adjustments, resulted in reclassifications among the Fund's components of net assets at December 31, 2010, the Fund's last tax year-end, as follows:

Paid-in surplus	$(16,074,468)
Undistributed (Over-distribution) of net investment income	16,082,597
Accumulated net realized gain (loss)	(8,129)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund's last tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's last tax year ended December 31, 2010 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$14,715,856
Distributions from net long-term capital gains	—
Return of capital	2,915,487

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Fund's last tax year end, the Fund had an unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

Expiration:
December 31, 2016	$254,115
December 31, 2017	50,597,748
Total	$50,851,863

During the last tax year ended December 31, 2010, the Fund utilized $13,159,398 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7500%
For the next $500 million	.7250
For the next $500 million	.7000
For the next $500 million	.6750
For managed assets over $2 billion	.6500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2011, the complex-level fee rate for the Fund was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH and Nuveen Asset Management, LLC. INTECH and Nuveen Asset Management, LLC are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and INTECH Investment Management LLC ("INTECH"), and the Advisor and Nuveen Asset Management, LLC ("Nuveen Asset Management") (INTECH and Nuveen Asset Management are each a "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and each Sub-Advisor (the Advisor and each Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund's investment performance and consider an analysis provided by the Advisor of each Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and each Sub-Advisor (including, since the internal restructuring described in Section A below, Nuveen Asset Management). The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund's portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund's accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors provide the portfolio investment management services to the Fund. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Fund were transferred to Nuveen Asset Management, a newly organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting a Sub-Advisor or the Fund and performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed, among other things, the returns of INTECH's sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds including the Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Fund had demonstrated generally favorable performance in comparison to its peers, performing in the top two quartiles.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had net management fees and net expense ratios below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) or other Nuveen funds, as applicable. The Independent Board Members noted that with respect to INTECH, the Sub-Advisor that is unaffiliated with Nuveen, such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the

Nuveen Investments

Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered INTECH's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor and Nuveen Asset Management, the Independent Board Members recognized that each such Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the profitability of such Fund Advisers may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to INTECH, the Independent Board Members considered that such Sub-Advisor does not participate in soft dollar arrangements. INTECH however, may pay higher commissions for execution services as permitted under applicable law.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JCE	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130* closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

  * As of 5/31/11

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/performance

ESA-1-0611D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2011